UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):
                      June 12, 2007

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

      New  Jersey          1-3215         22-1024240
(State or Other Jurisdic- (Commission   (IRS Employer
tion of Incorporation)    File Number)  Identification No.)


     One Johnson & Johnson Plaza, New Brunswick, New Jersey
                              08933
       (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code:
                          732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to
     Rule  14d-2(b)  under  the Exchange  Act  (17  CFR
     240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to
     Rule  13e-4(c)  under  the Exchange  Act  (17  CFR
     240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On June 12, 2007, William D. Perez, President and Chief
Executive Officer of the Wm. Wrigley Jr. Company, was appointed to the Board of Directors of Johnson &
Johnson.  Mr. Perez was named to the Compensation &
Benefits Committee and the Public Policy Advisory
Committee of the Board. The Company's press release announcing the appointment is attached to this Report as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press release dated June 12, 2007.


                           SIGNATURES

      Pursuant  to  the requirements of the  Securities
Exchange  Act of 1934, the registrant has  duly  caused
this  report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)



Date:  June 12, 2007          By: /s/ S. M. Rosenberg
                                      S. M. Rosenberg
                                      Secretary


                          EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated June 12, 2007.